NASDAQ: FISI Investor Presentation May 15, 2017 Exhibit 99.2

This presentation has been prepared by Financial Institutions, Inc. (“FISI” or the “Company”) solely for informational purposes based on its own information, as well as information from public sources. This presentation has been prepared to assist interested parties in making their own evaluation of FISI and does not
purport to contain all of the information that may be relevant. In all cases, interested parties should conduct their own investigation and analysis of FISI and the data set forth in this presentation and other information provided by or on behalf of FISI.
This presentation does not constitute an offer to sell, nor a solicitation of an offer to buy, any securities of FISI by any person in any jurisdiction in which it is unlawful for such person to make such an offering or solicitation.
Neither the Securities and Exchange Commission (“SEC”) nor any other regulatory body has approved or disapproved of the securities of FISI or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense.
Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of the Company after the date hereof.
Certain of the information contained herein may be derived from information provided by industry sources. The Company believes that such information is accurate and that the sources from which it has been obtained are reliable. FISI cannot guarantee the accuracy of such information, however, and has not independently verified such information.
Statements contained in this presentation which are not historical facts and which pertain to future operating results of Financial Institutions, Inc. and its subsidiaries constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.
Similarly, statements that
describe the objectives, plans or goals of the Company are forward-looking.
These forward-looking statements can generally be identified as such by the context of the statements, including words such as “believe,” “expect,” “anticipate,” “plan,” “may,” “would,” “targeting,” “intend,” “outlook,” “estimate,” “guidance”
and other similar expressions, whether in the negative or affirmative. Additionally, statements made in connection with our long-term strategy are forward-
looking as well. These forward-looking statements involve significant risks and uncertainties. All forward-looking statements made herein are qualified by the cautionary language in the Company’s Annual Report on Form 10-K, its Prospectus Supplement and other documents filed with the SEC. These documents contain and identify important factors that could cause actual results to differ materially from those contained in our projections or forward-looking statements.
Except as required by law, the Company assumes no obligation to update any information presented herein. This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measure.  Reconciliations of those non-GAAP financial measures to GAAP financial measures are provided in the Appendix to this presentation.
FISI has filed a registration statement (including a prospectus) and a prospectus supplement which is preliminary and subject to completion, with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement, the preliminary prospectus supplement and the other documents that FISI has filed with the SEC for more complete information about the Company and the offering. You may get these documents for free by visiting the SEC website at www.sec.gov. Alternatively, the Company, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by contacting: Sandler O’Neill & Partners, L.P. at toll-free 1-866-805-4128, Hovde
Group, LLC at toll-free 1-
866-971-0961 or Piper Jaffray
& Co. at toll-free 1-800-747-3924.
Offering Disclosure and Safe Harbor Statement
2

(1)
Based on May 12, 2017 stock price of $32.95/share and 14,542,215 common shares outstanding
Source: SNL Financial, Company documents
Offering Summary
3
Issuer:
Financial Institutions, Inc.
Offering:
Follow-on
offering of common stock
Gross Amount Offered:
$40 million (100% primary)
Over-Allotment Option:
15% (100%
primary)
Exchange
/ Symbol:
NASDAQ
Global Select
/ FISI
Market Capitalization
(1)
:
$479 million
Current Quarterly
Dividend:
$0.21
Dividend
Yield
(1)
:
2.5%
Use of Proceeds:
For general corporate purposes, including supporting
organic growth
Lock-Up:
90 days
Book-Running Manager:
Sandler O’Neill + Partners, L.P
Co-Managers:
Hovde
Group, LLC
Piper Jaffray
& Co.

Diversified financial services holding company
headquartered in Western New York
Subsidiaries include:
–
Five Star Bank (regional community bank)
–
Scott Danahy Naylon, LLC (full-service insurance
agency)
–
Courier Capital, LLC (investment advisory and
wealth management firm)
53 banking locations in 15 contiguous counties in
Western and Central New York
Experienced management team with extensive
market knowledge and industry experience
Franchise is a diversified mix of consumer, business
and municipal customers, products and revenue
sources
Generating consistent, strong operating results
Positioned for growth through key initiatives and
M&A-driven market disruption
Corporate Overview
Key Corporate Statistics as of March 31, 2017
(1)
NPAs include nonaccrual loans, loans past due 90 days or more and still accruing, and foreclosed assets
(2)
Refer to “Non-GAAP Reconciliation” in Appendix
(3)
Based on May 12, 2017 stock price of $32.95/share and 14,542,215 common shares outstanding
(4)
Per SNL Financial
Assets:
$3.86 billion
Loans:
$2.40 billion
Deposits:
$3.17 billion
Shareholders’ Equity:
$325.7 million
NPAs
(1)
/Total Assets:
0.21%
Employees:
~ 650
ROACE (TTM):
10.09%
ROATCE
(2)
(TTM):
13.43%
ROAA (TTM):
0.89%
Annualized Dividend Per Share:
$0.84
Market and Valuation Data as of May 12, 2017
Market Capitalization
(3)
:
$479 million
Dividend Yield:
2.5%
Price/Tangible Common Book Value
(2)
:
206%
Price/2017 Consensus EPS
(4)
:
15.5x
Overview of Financial Institutions, Inc.
4

5
Dividends & Tangible Common Book Value
Dividends & Tangible Common Book Value
(1)
Refer to “Non-GAAP Reconciliation” in Appendix
(2)
As of May 12, 2017; per SNL Financial
Reasons to Invest
(1)
Market Disruption Creating Growth
Opportunities
Addition of Talent is Fueling Activity and
Driving Growth
History of Strong Operating Results and
Positive Balance Sheet Trends
Superior Credit Quality and Solid Capital
Position
Experienced Leadership
Reasonable Valuation Relative to Peers
Relative Valuation
(2)
Relative Valuation
(2)
Price/Tangible
Common Book Value
(1)
Price/2017
Consensus EPS
FISI
206%
15.5x
AROW
209%
15.7x
CBU
380%
23.0x
NBTB
249%
19.0x
STBA
218%
15.5x
TMP
266%
18.6x
$13.56
$13.71
$14.77
$15.62
$0.74
$0.77
$0.80
$0.81
2013
2014
2015
2016
Tangible Common Book Value (per share)
Cash Dividends Declared (per share)

Successfully Executing Long-Term Strategy
Maximize Market Disruption Opportunities
–
Continue to capitalize on market disruption in Western New York banking
–
Leverage brand to expand in the larger markets of Buffalo and Rochester
–
Continue to strengthen bench through strategic hires
Generate Above-Peer-Average Growth / Results
–
Targeting mid-to-high single digit loan growth across all loan classes
–
Sustain disciplined credit culture
–
Deposit growth sufficient to fund loan growth
–
Continued improvement in ROAA and ROAE
–
Targeting efficiency ratio in the top one-third of peers
–
Dividend growth
Increase Fee-Based Revenue
–
Targeting noninterest income at 25%-30% of total revenue
–
Maximize synergies between bank, insurance and wealth management platforms
6

Name
Title
Years
with FISI
Years in
Banking
Martin K. Birmingham
President and Chief
Executive Officer
12
27
Kevin B. Klotzbach
EVP,
Chief Financial Officer and Treasurer
15
33
William L. Kreienberg
EVP, Chief Corporate Development Executive and General Counsel
2
(1)
2
(1)
Michael D. Burneal
SVP, Chief Risk
and Enterprise Administration Officer
12
30
Craig
J. Burton
SVP, Commercial Real
Estate Executive
New Hire
30
Vito Caraccio
SVP,
Commercial
Market
Executive
and
Director
of
Business
Banking
Sales
New Hire
23
David
G. Case
SVP,
Chief Commercial Credit Officer
12
32
Paula
D. Dolan
SVP,
Director
of
Human
Resources
and
Enterprise
Planning
3
19
Joseph
L. Dugan
SVP,
Retail
Growth
and
Profitability
Executive
New Hire
25
Sonia M. Dumbleton
SVP, Controller and Corporate Secretary
32
32
Michael D. Grover
SVP, Chief Accounting Officer, Financial Reporting and Tax Manager
17
17
Charles
J. Guarino
SVP,
Chief
Retail
Lending
Executive
22
22
Jeffrey
P. Kenefick
EVP, Chief Community, Commercial and Strategic Development Officer
11
27
Edward “Ted” Oexle
SVP, C&I Lending Executive and Buffalo
Regional President
New Hire
25
Deep Bench with Significant Experience Working in Rochester, Buffalo and all of Western NY
Experienced Leadership Team
7
(1)
Served as FISI’s outside general counsel
for previous four years

Two Distinct Opportunities → Urban MSAs and Core Rural Markets

Financial Institutions, Inc.

Market Footprint
Market Footprint
Growth Opportunities
Growth Opportunities
Buffalo and Rochester
Current market share of 3.6%
(1)
in attractive $32
billion combined local deposit markets
–
Five Star Bank presence and brand awareness
growing
•
Four financial solution centers opened
since November 2015
–
Market disruption creates opportunity for our
style of community banking
•
Personal service with local-leadership and
decision-making power
•
Agile in responding to customer needs
–
FISI balance sheet capacity far exceeds many
other community banks in marketplace
Core Rural Markets
Role as trusted banker creates opportunity for
fee-based services
Rely on stable core deposits
53 branches and 650 employees
Top 3 market share in 11 of 15 counties of operation
4
largest bank in counties of operation
Low market share in Buffalo and Rochester
(1)
Buffalo and Rochester MSAs represent total deposit market of $60 billion (FISI share = 1.9%); excluding impact of estimated national account relationship deposits of $28 billion, combined MSAs represent $32 billion in local deposits (FISI share = 3.6%)
8
Buffalo
Rochester
Warsaw
th

Buffalo and Rochester Economic Environment
Financially stable with positive outlook
Key employer transition from manufacturing to small business, technology and professional services
Significant college and university presence, including academic medical centers with robust research and development activities
Strong collaboration between public and private sectors
–
New York Regional Economic Development Council (REDC) Awards
–
Buffalo Billion and Buffalo Billion II
Buffalo and Rochester downtown redevelopments underway
2017 WalletHub
List of Best Large Cities to Start a Business: Rochester was 31st and Buffalo 34th
9
Buffalo, New York
NY State’s 2
Largest City
Population:  259,000
MSA Population:  1.13 million
Rochester, New York
NY State’s 3
Largest City
Population:  211,000
MSA Population:  1.08 million
Note: Population data based upon U.S. Census estimates
nd
rd

Taking advantage of market disruption to upgrade talent across all segments of our business
–
Hiring experienced professionals from competing institutions
–
Choosing community banking environment vs. big bank experience
–
Bringing market experience, knowledge and relationships
Experienced Western New York bankers hired to lead recently segregated C&I, CRE and Small
Business
Lending
Teams:
Ted
Oexle,
Craig
Burton
and
Vito
Caraccio
Adding lenders in all categories
Impact to headcount and overhead expense tempered by retirements and departures
Addition of Talent
10
Commercial
Lending
Commercial
Credit
Community
Development
Officers
Key
Infrastructure
&
Support
Mortgage
Lending
Retail
Growth
& Profitability
Executive
10
5
3
8
10
1
Our Team Build Outs and Talent Upgrades
Include
the Following New Hires (2016 and 2017):

Five Star Bank

Five Star Bank
Made for You.

Financial Institutions, Inc.

Evolving to Meet Changing Customer Needs
Financial solution center concept
illustrates how we are evolving to
meet the needs of our customers
High level of personalized banking
Staffed by Certified Personal Bankers
(CPBs) —
experts trained to meet a
broad array of customer needs
Smaller footprint than traditional
branch
Four financial solution centers open
and operating in Rochester and
Buffalo
Transitioning staff in traditional
branches from teller and platform
roles to CPBs
Adding technology, such as instant
issue debit cards, in traditional
branches
11

CAGR ('13-'16) = 7.8%

CAGR ('13-'16) = 6.0%

CAGR ('13-'16) = 8.5%

CAGR ('13-'16) = 8.9%
(1)

Financial Institutions, Inc.

Strong Operating Results and Positive Balance Sheet Trends
Total Loans
Total Deposits
Net Interest Income & Noninterest Income
(1)
Increase reflects public deposit seasonality
($ in millions)
Net Income
12
($ in millions)
($ in millions)
($ in millions)
$25.5
$29.4
$28.3
$31.9
$7.9
2013
2014
2015
2016
1Q '17
$91.6
$93.8
$95.3
$102.7
$27.0
$24.8
$25.4
$30.3
$35.8
$7.8
21.3%
21.3%
24.1%
25.8%
2013
2014
2015
2016
1Q '17
Net Interest Inc.
Noninterest Inc.
% of Nonint. Inc. to Total Revenue
$735
$743
$880
$1,020
$1,051
$1,099
$1,169
$1,204
$1,320
$1,352
$1,834
$1,912
$2,084
$2,340
$2,403
2013
2014
2015
2016
1Q '17
Commercial Loans
Consumer Loans
$1,724
$1,858
$2,094
$2,293
$2,435
$596
$593
$637
$702
$735
$2,320
$2,451
$2,731
$2,995
$3,170
2013
2014
2015
2016
1Q '17
Transactional deposits
Time deposits
(1)

Diversification → Growing Noninterest Income

CAGR ('13-'16) = 13.0%

CAGR ('13-'16) = 6.0%

Financial Institutions, Inc.

Bank Fees/Income
–
Various initiatives underway to increase credit
card revenues
–
New purchasing card program
–
Increased focus on sale of cash management
services
–
Anticipate increase in mortgage-related fees
with build-out of residential mortgage
production capabilities
Scott Danahy Naylon (August 2014) and Courier
Capital (January 2016) acquisitions are integrated
and performing in-line with expectations
Noninterest Income
Commentary
13
($ in millions)
Net Interest Income & Noninterest Income
($ in millions)
$24.8
$25.4
$30.3
$35.8
$7.8
2013
2014
2015
2016
1Q '17
$91.6
$93.8
$95.3
$102.7
$27.0
$24.8
$25.4
$30.3
$35.8
$7.8
21.3%
21.3%
24.1%
25.8%
2013
2014
2015
2016
1Q '17
Net Interest Inc.
Noninterest Inc.
% of Nonint. Inc. to Total Revenue

Loan and Deposit Composition
$2.40bn
4.19% Avg. Yield
(1)
Total Loans at March 31, 2017
Total Deposits at March 31, 2017
Total loans increased 13.6% from March 31, 2016
–
Commercial, residential real estate and indirect portfolios increased 15.7%, 7.9% and 15.6%, respectively
Total deposits increased 7.1% from March 31, 2016, driven by organic growth
–
Municipal business continues to grow; dedicated sales force and approximately 310 customers
14
(1)
1Q’17 average
Commercial
43.7%
Consumer
Indirect
32.7%
Residential
Real Estate
22.9%
Other
Consumer
0.7%
Nonint.
Bearing
Demand
21.0%
Int. Bearing
Demand
22.0%
Savings &
Money
Market
33.8%
Time
Deposits
23.2%
$3.17bn
0.30% Avg. Cost
(1)

Nonperforming Assets
Net Charge-Offs
($ in millions)
($ in millions)
Nonperforming assets
(1)
to total assets are well below peers
Loan loss reserves as a ratio of nonperforming assets are significantly higher than peers, demonstrating
FISI’s conservative underwriting culture and reserve coverage
Credit quality reflects our knowledge of our community banking market and customer base
Superior Credit Quality
(1)
NPAs include nonaccrual loans, loans past due 90 days or more and still accruing, and foreclosed assets
15
$17.1
$10.3
$8.6
$6.4
$8.1
0.58%
0.33%
0.25%
0.17%
0.21%
$-
$2.0
$4.0
$6.0
$8.0
$10.0
$12.0
$14.0
$16.0
$18.0
2013
2014
2015
2016
1Q'17
NPAs
NPAs/Total Assets
$7.1
$6.9
$7.9
$5.8
$2.6
0.40%
0.37%
0.40%
0.26%
0.45%
$-
$1.0
$2.0
$3.0
$4.0
$5.0
$6.0
$7.0
$8.0
$9.0
2013
2014
2015
2016
1Q'17
Net Charge-offs
Net Charge-offs / Average Loans

Entire portfolio 0% or 20% risk weighted
Portfolio comprised of New York State
municipals and government agency issued
MBS, CMO and debentures
Modified portfolio duration of 4.45 years
28% of Total Assets
–
Higher than peers as a result of public
deposits (public/municipal deposits
comprised 31% of total deposits)
–
Size of securities portfolio has
remained relatively constant for the
past eight quarters while loans
increased nearly 20%
16
Conservative Securities
Portfolio
(1)
1Q’17 average on tax equivalent basis
MBS
35.9%
NYS
Municipals
28.4%
CMO
18.2%
Debentures
17.5%
Total Investment Securities
at March 31, 2017
$1.09bn
2.46% Avg. Yield
(1)

Consolidated Capital Ratios
Consolidated Capital Ratios
Historical Capital Position
17
March 31, 2017
Tangible Common Equity / Tangible Assets
(1)
6.16%
Tier 1 Leverage Ratio
7.30%
Tier 1 Risk-Based Capital Ratio
10.11%
Total Risk-Based Capital Ratio
12.75%
(1)
Refer to “Non-GAAP Reconciliation” in Appendix
(1)
7.71%
7.63%
7.35%
7.41%
7.36%
7.30%
10.73%
10.82%
10.47%
10.50%
10.26%
10.11%
11.98%
12.08%
11.72%
13.35%
12.97%
12.75%
6.86%
6.51%
6.41%
6.32%
6.25%
6.16%
5.50%
5.70%
5.90%
6.10%
6.30%
6.50%
6.70%
6.90%
7.10%
4.00%
5.00%
6.00%
7.00%
8.00%
9.00%
10.00%
11.00%
12.00%
13.00%
14.00%
2012
2013
2014
2015
2016
Q1 2017
Tier 1 Leverage Ratio
Tier 1 Risk-Based Capital Ratio
Total Risk-Based Capital Ratio
Tangible Common Equity / Tangible Assets

Business Line Details: Commercial Banking
Commercial Banking –
Quarterly
Commercial Banking –
Annual
Commentary
Strong year-over-year growth in both Commercial
Mortgage (CRE and owner occupied) and
Commercial Business (C&I) lending
Includes growth in less price sensitive Small
Business Commercial lending driven by addition of
talent
#2 SBA lender in Rochester/Buffalo combined and
#32 SBA lender in U.S. for the 2016 SBA year
ended September 30, 2016
(1)
Taking advantage of significant opportunities to
capitalize on disruption within the marketplace
–
Made important acquisitions of talent in 2016
and year-to-date in 2017
Community banks are gaining momentum in
becoming financial partners of choice
–
Provide a wide spectrum of products:  credit,
deposit, insurance, wealth advisory and
treasury
–
Responsive to changing customer needs
($ in millions)
($ in millions)
LTM Growth 15.7%
CAGR 11.6%
18
(1)
SBA Rankings based on Units
$590
$614
$636
$670
$675
$318
$349
$351
$350
$376
0.22%
(0.01%)
0.04%
0.10%
0.30%
$200
$300
$400
$500
$600
$700
$800
$900
$1,000
$1,100
1Q'16
2Q'16
3Q'16
4Q'16
1Q'17
Commercial Mortgage
Commercial Business
NCOs/Avg Loans
$469
$475
$566
$670
$675
$266
$267
$314
$350
$376
0.14%
0.02%
0.24%
0.09%
0.30%
$200
$300
$400
$500
$600
$700
$800
$900
$1,000
$1,100
2013
2014
2015
2016
1Q'17
Commercial Mortgage
Commercial Business
NCOs/Avg Loans

Business Line Details: Consumer Indirect
Consumer Indirect - Quarterly
Consumer Indirect - Annual
Commentary
Consumer indirect is a unique core competency
–
Experienced management team with average
industry experience of 25+ years
Loans originate through approximately 480
franchised automobile dealerships in Upstate New
York and Pennsylvania (no independent auto
dealers)
Large unit volume and smaller loans provide
natural risk dispersion
Model not easily duplicated
Relatively short duration allows for rapid re-
pricing of new assets
High percentage of originations are prime credits,
resulting in favorable portfolio performance
Ongoing focus to maintain yield and credit quality
standards
LTM Growth 15.6%
CAGR 6.7%
19
($ in millions)
($ in millions)
$680
$697
$730
$752
$786
0.79%
0.53%
0.50%
0.73%
0.93%
$630
$650
$670
$690
$710
$730
$750
$770
$790
1Q'16
2Q'16
3Q'16
4Q'16
1Q'17
Consumer Indirect
NCOs/Avg Loans
$636
$662
$677
$752
$786
0.82%
0.87%
0.74%
0.64%
0.93%
$500
$550
$600
$650
$700
$750
$800
2013
2014
2015
2016
1Q'17
Consumer Indirect
NCOs/Avg Loans

Residential Real Estate – Quarterly

Residential Real Estate – Annual

Financial Institutions, Inc.

Business Line Details: Residential Real Estate Loans and Lines
Commentary
In-market originations through mortgage loan
originators and Five Star Bank branch network
include term loans and lines
Product builds relationships and captures market
share
Continuing the build out of residential mortgage
production capabilities to capitalize on market
disruption in Buffalo and Rochester
–
Balance sheet capacity
–
Community bank delivery model
Increased mortgage lending is expected to result
in positive balance sheet impact as well as fee
generation
Strategic hires in 2016 and 2017 are expected to
result in significant increase in traditional
mortgage banking
–
Senior Residential Lending Administrator and
Mortgage Operations Manager in 4Q 2016
–
Two Community Development Loan Officers in
February 2017
–
Buffalo-based team started in late March 2017
LTM Growth 7.9%
CAGR 7.1%
20
($ in millions)
($ in millions)
$509
$533
$550
$550
$549
0.02%
0.06%
0.05%
0.03%
0.01%
$450
$470
$490
$510
$530
$550
$570
1Q'16
2Q'16
3Q'16
4Q'16
1Q'17
Residential Real Estate
NCOs/Avg Loans
$439
$487
$508
$550
$549
0.14%
0.09%
0.09%
0.04%
0.01%
$300
$350
$400
$450
$500
$550
$600
2013
2014
2015
2016
1Q'17
Residential Real Estate
NCOs/Avg Loans

21
Dividends & Tangible Common Book Value
Dividends & Tangible Common Book Value
Relative Valuation
(2)
Relative Valuation
(2)
(1)
Refer to “Non-GAAP Reconciliation” in Appendix
(2)
As of May 12, 2017; per SNL Financial
Reasons to Invest
(1)
Price/Tangible
Common Book Value
(1)
Price/2017
Consensus EPS
FISI
206%
15.5x
AROW
209%
15.7x
CBU
380%
23.0x
NBTB
249%
19.0x
STBA
218%
15.5x
TMP
266%
18.6x
Market Disruption Creating Growth
Opportunities
Addition of Talent is Fueling Activity and
Driving Growth
History of Strong Operating Results and
Positive Balance Sheet Trends
Superior Credit Quality and Solid Capital
Position
Experienced Leadership
Reasonable Valuation Relative to Peers
$13.56
$13.71
$14.77
$15.62
$0.74
$0.77
$0.80
$0.81
2013
2014
2015
2016
Tangible Common Book Value (per share)
Cash Dividends Declared (per share)

Appendix 22

(1)
Tangible common equity divided by tangible assets
(2)
Tangible common equity divided by common shares outstanding
(3)
Net income available to common shareholders (annualized) divided by average tangible common equity
Source: Company filings
Non-GAAP Financial Information
This presentation contains disclosure regarding tangible common book value per share and return on average tangible common equity, which are determined by methods other than in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company believes that these non-GAAP measures are useful to our investors as measures of the strength of the
Company’s capital and ability to generate earnings on tangible common equity invested by our shareholders. These non-GAAP measures provide supplemental information that may help investors to analyze our capital position without regard to the effects of intangible assets. Non-GAAP financial measures have inherent limitations and are not uniformly applied by issuers.
Therefore, these non-GAAP financial measures should not be considered in isolation, or as a substitute for comparable measures prepared in accordance with GAAP. The comparable GAAP financial measures and reconciliation to the comparable GAAP financial measures are provided below.
Non-GAAP Reconciliation
23
GAAP to Non-GAAP Reconciliation
TTM Ended
($ in thousands, except per share data)
2012
2013
2014
2015
2016
3/31/2017
Computation of ending tangible common equity:
Common shareholders' equity
236,426
$
237,497
$
262,192
$
276,504
$
302,714
$
308,348
$
Less: Goodwill and other intangible assets, net
50,389

50,002

68,639

66,946

75,640

75,343

Tangible common equity
186,037

187,495

193,553

209,558

227,074

233,005

Computation of ending tangible assets:
Total assets
2,763,865
$
2,928,636
$
3,089,521
$
3,381,024
$
3,710,340
$
3,859,865
$
Less: Goodwill and other intangible assets, net
50,389

50,002

68,639

66,946

75,640

75,343

Tangible assets
2,713,476

2,878,634

3,020,882

3,314,078

3,634,700

3,784,522

Tangible common equity to tangible assets
6.86%
6.51%
6.41%
6.32%
6.25%
6.16%
Common shares outstanding
13,788

13,829

14,118

14,191

14,538

14,536

Tangible common book value per share
13.49
$
13.56
$
13.71
$
14.77
$
15.62
$
16.03
$
Computation of average tangible common equity:
Average common equity
230,527
$
235,290
$
254,533
$
272,367
$
301,666
$
305,337
$
Less: Average goodwill and other intangible assets, net
43,399

50,201

57,039

68,138

76,170

75,968

Average tangible common equity
187,128

185,089

197,494

204,229

225,496

229,369

Computation of average tangible assets:
Average assets
2,519,258
$
2,803,825
$
2,994,604
$
3,269,890
$
3,547,105
$
3,633,553
$
Less: Average goodwill and other intangible assets, net
43,399

50,201

57,039

68,138

76,170

75,968

Average tangible assets
2,475,859

2,753,624

2,937,565

3,201,752

3,470,935

3,557,585

Net income available to common shareholders
21,975

24,064

27,893

26,875

30,469

30,794

Return on average tangible common equity
11.74%
13.00%
14.12%
13.16%
13.51%
13.43%
Year Ended
(1)
(2)
(3)